SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS

34. SUBSEQUENT EVENTS

In January 2018, the Group entered into a definitive agreement with Red Ace Limited, a company incorporated under the laws of the British Virgin Islands, for the issuance and sale of 3,571,429 ordinary shares of the Group, each with par value US$0.01, to Red Ace Limited. Red Ace Limited will pay consideration with a 29% equity interest in Maxline Holdings Limited (“Maxline”). Maxline based in Hong Kong, is principally engaged in the provision of information technology infrastructure solutions, website and mobile app design, maintenance and support services. Maxline is establishing its business in the PRC. The Group expects that the investment in Maxline will create synergies between its business and Maxline’s business.

In January 2018, the Group’s Board of Directors approved the issuance of stock options to purchase 8,250,000 ordinary shares to certain directors, officers and consultants of the Group, with the exercise price for such share options at US$0.93 per ADS, which was the closing price of our ADSs as of January 23, 2018.

In February 2018, AP Fund assigned its rights and obligations under the share purchase agreement as a whole as well as 12,500,000 unpaid ordinary shares to a third-party, Jupiter Explorer Limited (“Jupiter”). Jupiter assumed all the rights and obligations of AP Fund under the share purchase agreement.

In December 2015, Splendid Days Limited (“Splendid Days”) acquired US$40,050,000 in senior secured convertible notes of the Group and US$9,950,000 in warrants to acquire ordinary shares of the Group pursuant to a convertible note and warrant purchase agreement (see Note 21). Splendid Days is controlled by AP Management. In February 2018, AP Management entered into a share purchase agreement with Truth Beauty Limited (“Truth Beauty”) whereby AP Management sold to Truth Beauty all of the issued and outstanding share capital of Splendid Days.